Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT

TO DEVELOPMENT AND SUPPLY AGREEMENT

Effective as of date of the last signature below, Abbott Laboratories, an Illinois corporation having a principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-3500 (“Abbott”), and Seattle Genetics, Inc., a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seattle Genetics”) (individually the “Party” or collectively the “Parties”) agree to the following terms and conditions (“First Amendment”) as set forth below.

WHEREAS, the Parties entered into a Development and Supply Agreement with an Effective Date of February 18, 2005 for the manufacture of a humanized anti-CD40 S2C6 monoclonal antibody known as SGN-40 (the “Agreement”); and

WHEREAS, the Parties have agreed to conduct additional development and manufacturing work pursuant to the terms and conditions of the Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Incorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this First Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2. Additional Clinical Supplies. The Parties agree that Abbott shall manufacture and Seattle Genetics shall purchase [***] additional batches of clinical Bulk Drug Substance as described in Stage 1 of Attachment 1 hereto in accordance with the terms and conditions of the Agreement, including the Bulk Drug Substance Specifications set forth therein; provided that the total price for [***] shall be $[***], excluding raw material costs. Abbott shall initiate billing and will continue in accordance with the Payment Schedule attached hereto and Seattle Genetics shall be responsible for payment of Stage 1 in full [***]. Abbott shall reserve capacity for these [***] in Abbott’s [***] Scale facility beginning on or before [***].

3. Payment Schedule. As compensation for the activities to be performed by Abbott pursuant to Attachment 1 hereto, Seattle Genetics shall pay to Abbott the fees set forth in Attachment 2, on the dates specified therein.

4. Project References. All references to the Project set forth in the Agreement, with the exception of the Payment Schedule and Facility Reservation Fee for the Project, shall also be deemed to apply to the activities performed by Abbott, pursuant to this First Amendment.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Termination Fee. The termination fee set forth in Section 7.1 of the Agreement shall hereby be [***] from $[***] to $[***]

6. Effectuation. The amendment to the Agreement contemplated by this First Amendment shall be deemed effective as of the last date written below upon the full execution of this First Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this First Amendment. All terms and conditions set forth in Agreement that are not amended hereby shall remain in full force and effect. Any term of this First Amendment may be amended with the written consent of both parties. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

7. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this First Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

8. Entire Agreement. This First Amendment and exhibits hereto are the product of both of the parties hereto, and together with the Agreement and exhibits thereto constitute the entire agreement between such parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date last set forth below.

ABBOTT LABORATORIES		SEATTLE GENETICS, INC.

By:	/s/ Mike L. McGibbon	By:	/s/ Clay B. Siegall

Name:	Mike L. McGibbon	Name:	Clay b. Siegall

Title:	GM, Commercial Operations	Title:	President & CEO

Date:	May 7, 2008	Date:	May 2, 2008

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 2

2008 PAYMENT SCHEDULE

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.